INCOME TAXES	12 Months Ended
Sep. 30, 2015
Notes to Financial Statements
NOTE 11. INCOME TAXES

There was no provision for federal or state income taxes for the year ended September 30, 2015 and the nine months ended September 30, 2014 due to the Company's operating losses and a full valuation reserve on deferred tax assets. In addition, Citius Pharmaceuticals, LLC (the accounting acquirer) was treated as a partnership for federal and state income taxes from inception until the Reverse Acquisition was completed. A partnership's income or loss is allocated directly to the partners for income tax purposes. Accordingly, there was no provision for federal and state income taxes for the year ended December 31, 2013.

The income tax benefit differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income due to the following:

	Year Ended September 30, 2015	Nine Months Ended September 30, 2014
Computed "expected" tax benefit	(35.0)%	(35.0)%
Increase (decrease) in income taxes resulting from:
State taxes, net of federal benefit	(5.2)%	(5.2)%
Permanent differences	(4.6)%	—%
Tax reporting differences due to the reverse acquisition	—%	11.3%
Increase in the valuation reserve	44.8%	28.9%
	0.0%	0.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	September 30, 2015	September 30, 2014
Deferred tax assets:
Net operating loss carryforward	$1,131,000	$27,000
Stock-based compensation	384,000	189,000
Valuation allowance	(1,515,000)	(216,000)
Deferred tax assets	$—	$—

The Company has recorded a valuation allowance against deferred tax assets as the utilization of the net operating loss carryforward and other deferred tax assets is uncertain. There were no deferred tax assets or liabilities carried forward from Trail One, Inc. (the legal acquirer in the Reverse Acquisition) as the Company did not acquire any assets or liabilities in the Reverse Acquisition. Accordingly, during the nine months ended September 30, 2014, the valuation allowance increased by $216,000. During the year ended September 30, 2015, the valuation allowance increased by $1,299,000. The increase in the valuation allowance during the year ended September 30, 2015 and the nine months ended September 30, 2014 was due to the Company's net operating loss. At September 30, 2015, the Company has a net operating loss carryforward of approximately $2,814,000 which begins expiring in 2034.

During the year ended September 30, 2015 and the nine months ended September 30, 2014, the Company did not recognize any interest and penalties. As of September 30, 2015, the Company had no uncertain tax positions, however the Company is still in the process of filing their 2013, 2014 and 2015 tax returns. Tax years subsequent to 2011 are subject to examination by federal and state authorities.